[ Cover Panel Art ]


             CREDIT APPLICATION

                 Apply Today
                 And Receive
                   10% off
             Your First Purchase


             [ Gantos Logo Art --
          Sample Gantos Charge Card ]
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/                                           /
/                  GANTOS                   /
/                                           /
/               004  063  246               /
/                                           /
/                WENDY ALLEN                /
/                                           /
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          Subject to credit approval

CREDIT APPLICATION

ACCOUNT TYPE   / / INDIVIDUAL   / / JOINT


TELL US ABOUT YOURSELF

NAME
__________________________________________
HOME ADDRESS
__________________________________________
CITY                 STATE    ZIP
__________________________________________
HOW LONG AT ADDRESS      YEARS     MONTHS
__________________________________________
HOME TELEPHONE
__________________________________________
OWN HOME / /    RENT / /   OTHER / /
SOCIAL SECURITY NO.
__________________________________________
DATE OF BIRTH
__________________________________________
PREVIOUS ADDRESS
(if less than a year)
__________________________________________
CITY                 STATE    ZIP
__________________________________________


YOUR JOB

EMPLOYER
__________________________________________
BUSINESS TELEPHONE
__________________________________________
ANNUAL INCOME
(You need not disclose   / / UP TO $22,999
alimony, child support   / / $23,000 TO $33,999
or separate maintenance  / / $34,000 TO $63,999
income unless you wish   / / $64,000 plus
us to consider it)


YOUR BANK

/ / CHECKING   / / SAVINGS
BANK NAME
__________________________________________
AUTHORIZED BUYERS
__________________________________________

CO-APPLICANT INFORMATION

NAME
__________________________________________
HOME ADDRESS
__________________________________________
CITY                 STATE    ZIP
__________________________________________
HOME TELEPHONE
__________________________________________
SOCIAL SECURITY NO.
__________________________________________
RELATIONSHIP
__________________________________________
EMPLOYER
__________________________________________
BUSINESS TELEPHONE
__________________________________________
ANNUAL INCOME
(You need not disclose   / / UP TO $22,999
alimony, child support   / / $23,000 TO $33,999
or separate maintenance  / / $34,000 TO $63,999
income unless you wish   / / $64,000 plus
us to consider it)

To find out about changes to the information in this application, write us at:
Gantos Stores, Inc., 3260 Patterson S.E., P.O. Box 875, Grand Rapids, MI
49588.

STATE LAW REQUIRES US TO GIVE YOU THE FOLLOWING NOTICES.

CALIFORNIA RESIDENTS: The applicant, if married, may apply for a separate account. After credit approval each applicant shall have the right to use this Account to the extent of any creditor and each applicant may be liable for all amounts of credit extended under this Account to any joint applicant. OHIO
RESIDENTS: THE OHIO LAWS AGAINST DISCRIMINATION REQUIRE THAT ALL CREDITORS MAKE CREDIT EQUALLY AVAILABLE TO ALL CREDIT WORTHY CUSTOMERS, AND THAT CREDIT REPORTING AGENCIES MAINTAIN SEPARATE CREDIT HISTORIES ON EACH INDIVIDUAL UPON REQUEST. THE OHIO CIVIL RIGHTS COMMISSION ADMINISTERS COMPLIANCE WITH LAW. WISCONSIN RESIDENTS: Marital Notice -- No provision of a marital property agreement, unilateral statement under Sec. 766.59 Wis. Stats., or court decree under Sec. 766.70 Wis. Stats. will adversely affect our rights unless we are furnished a copy of the agreement, statement or decree, or have actual knowledge of its terms BEFORE credit is granted or the account is opened.

Pursuant to Wisconsin law, we are required to ask married applicants to supply the following information:

__________________________________________
Spouse's Name
__________________________________________
Spouse's Address

STORE USE ONLY

STORE NO.   RINGING NO.   ACCOUNT NO.    LIMIT
-------------------------------------------------

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ID CHECKED BY             DRIVER'S LICENSE NO.
-------------------------------------------------

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CO-APPLICANT'S DRIVER'S LICENSE NO.
-------------------------------------------------

-------------------------------------------------

     I have read and agree to be bound by the
       Retail Installment Credit Agreement
        to the right of this application.
 I acknowledge that I have received a copy of the Retail Installment Credit Agreement.

__________________________________________
APPLICANT'S SIGNATURE        DATE
__________________________________________
CO-APPLICANT'S SIGNATURE     DATE

GANTOS RETAIL INSTALLMENT CREDIT AGREEMENT

The words "you" and "your" refer to any person who signs this Retail Installment Credit Agreement or who is authorized to use this Gantos Charge Account; "we," "us," and "our" refer to Gantos Stores, Inc., 3260 Patterson S.E., P.O. Box 875, Grand Rapids, MI 49588. You agree to the following regarding all purchases made on your Gantos Charge Account by you or by anyone authorized by you to use the Account:

1. COST OF CREDIT. There is no Finance Charge in any monthly billing period in which there is no balance at the beginning of the billing period (the "Previous Balance" shown on your bill) or in which payments and credits made within 28 days after the billing date equal or exceed the balance at the beginning of the billing period. If we do not receive the full amount due within 28 days after the billing date shown on your monthly statement, you agree to pay the cash price of all purchases and a Finance Charge determined as follows:

--------------------------------------------------------------
                                                    ANNUAL
State                          Periodic Rate   PERCENTAGE RATE
--------------------------------------------------------------
CA, CO, CT, DC, KY, IL,  IN, MD,
NH, NJ, NY, OH, OR, RI, TN, VA     1.75%            21.00%
--------------------------------------------------------------
KS, MA, MN,
NC, PA, WI                         1.50%            18.00%
--------------------------------------------------------------
IA                                 1.65%            19.80%
--------------------------------------------------------------
MI                                 1.70%            20.40%
--------------------------------------------------------------
MO                                 1.67%            20.04%
--------------------------------------------------------------

A minimum FINANCE CHARGE of $.50 will be imposed each month in which the Finance Charge determined by application of the periodic rate would be less than $.50, except there is no minimum FINANCE CHARGE in District of Columbia, Maryland and North Carolina.

2. METHOD OF COMPUTING FINANCE CHARGES. We figure the Finance Charge on your account by applying the above-stated periodic rate to the "average daily balance" of your Account, which we get by taking the beginning balance of your Account each day, adding any new purchases (except we do not add in current purchases in Massachusetts and Minnesota), and subtracting any payments or credits and unpaid Finance Charge. This gives us the daily balance. Then, we add up all the daily balances for the billing cycle and divide the total by the number of days in the billing cycle. This gives us the "average daily balance."

3. MINIMUM PAYMENT. If the New Balance is up to $200, you agree to make a minimum payment each month of at least $20 (balances of $20 or less are payable in full). When the New Balance exceeds $200, your minimum payment will be 10% of the New Balance. THE BUYER MAY AT ANY TIME PAY HIS TOTAL INDEBTEDNESS.

4. LATE PAYMENT FEE. If you live in CA, CO, CT,DC, IL, IN, KS, MA, MD, MI, MN, MO, NC, NH, NJ, NY, OH, OR, PA, RI, TN, VA or WI, and your minimum monthly payment is not received by us within 10 days after it is due (15 days in MA and RI; 30 days in NC; 31 days in PA), we may impose a Late Payment Fee.
The Late Payment Fee will be $5.00 in all states mentioned above except as follows: the lesser of $5.00 or 10% of the outstanding balance in MA; the lesser of 5% of the amount past due or $5.00 in CT, NH and TN; and the lesser of 5% of the amount past due or $3.00 in OH. We will add any Late Payment Fee to the balance due on your Account. INDIANA RESIDENTS: THE AMOUNT OF THE $5.00 LATE PAYMENT FEE IS SUBJECT TO CHANGE AS PROVIDED IN THE INDIANA CODE SECTION 24-4.5-1-106.

5. RETURNED CHECK CHARGE. If any check sent to us in payment on your Account is returned to us unpaid by the bank, we may charge you a processing charge of $15 to cover our collection costs,or such lesser amount as may be authorized by law, and you agree that we may add such charge to the balance due on your Account. This charge is not imposed in MA, ME or PA.

6. OTHER FEES. There is no annual fee or other charges imposed for the availability, issuance or renewal of the Gantos credit card.

7. DEFAULT/COLLECTION COSTS. If you fail to pay any minimum payment when due, subject to any right you may have under applicable state law to receive notice of and to cure your default, we may declare your entire balance due and payable (except in WI you will not be in default unless you fail to make a minimum payment on two occasions within a 12-month period). If the Account is referred to an attorney who is not our salaried employee, you agree to pay, in addition to the full amount owed and any court costs, attorney's fees of up to 20% of the total amount due, but only to the extent permitted by applicable state law.

8. CANCELING OR LIMITING YOUR CREDIT. We have the right at any time to limit or terminate your use of this Account without giving you notice in advance. Upon our request, you will return to us any Gantos credit card.

9. CHANGING THIS AGREEMENT. We have the right to change this Agreement at anytime by giving you advance notice of the intended change, or as otherwise allowed by law. To the extent permitted by law, any change may at our option be applied to any balance then outstanding and to any future transactions. If you do not agree to the change, you may end this Agreement, or you may end it for any other reason, but if you do, you agree to return any Gantos credit card and pay the total balance due under the terms of this Agreement.

10. CREDIT INVESTIGATION. We may request a consumer report from consumer reporting agencies in considering your application and for the purpose of an update, renewal or extension of credit. Upon your request we will inform you of the name and address of each consumer reporting agency from which we obtained a consumer report relating to you. You authorize us to verify your employment, credit references and other information concerning your creditworthiness. We may report your performance under this Agreement to credit bureaus and others who may properly receive such information.

11. DISPUTED AMOUNTS. All written communications concerning disputed amounts,including any check or other payment instrument in an amount less than the full amount due that you send to us marked "paid in full," you tender with other conditions or limitations, or you otherwise tender as full satisfaction of a disputed amount, must be sent to us at the address for billing inquiries shown on the billing statement.

NOTICE: See reverse side for important information.


    [ Gantos Logotype & Tear-Out Temporary Charge Card -- Front ]
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            /                                           /
            /                  GANTOS                   /
            /     Account No.         Exp. Date:        /
            /     _________________________________     /
            /     Name:                                 /
            /     _________________________________     /
            /                                           /
            ---------------------------------------------

12. TELEPHONE MONITORING. In order to assure that you receive the best possible customer service, and that our Associates are complying with our policies and all applicable laws in their contacts with you, on occasion a second Associate may listen to customer calls.

13. USE OF ACCOUNT INFORMATION. From time to time we make information, such as your name and address, available to others who may in turn solicit you for quality products or services. You have the right to tell us that you do not want us to make this type of information about you available to others. To do so, you may call us toll-free at 1-800-522-1136, and we will honor your request.

14. CHANGE OF ADDRESS AND APPLICABLE LAW. You agree to notify us promptly in writing if you move. Until we receive written notice of your new address, we will continue to send periodic statements and other notices to the address you gave on the application for this Account. You understand and expressly agree that the law of the State of Michigan will govern this Agreement, except that the law of your state of residence will govern this Agreement if you live in a state where a Gantos retail outlet is located.

NOTICE TO MARYLAND RESIDENTS: THIS ACCOUNT IS GOVERNED BY SUBTITLE 9, TITLE 12 OF THE MARYLAND COMMERCIAL LAW ARTICLE.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

NOTICE TO THE BUYER:

1. DO NOT SIGN THIS CREDIT AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE.

2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS CREDIT AGREEMENT.

3. YOU MAY AT ANY TIME PAY THE TOTAL BALANCE OUTSTANDING UNDER THIS AGREEMENT.

4. FINANCE CHARGES WILL BE MADE IN AMOUNTS AND AT RATES NOT IN EXCESS OF THOSE PERMITTED BY LAW.

5. ADDITIONAL NOTICE FOR MASS. RESIDENTS: YOU MAY CANCEL A PURCHASE UNDER THIS AGREEMENT IF IT HAS BEEN SIGNED BY A PARTY THERETO AT A PLACE OTHER THAN THE ADDRESS OF THE SELLER WHICH MAY BE HIS MAIN OFFICE OR BRANCH THEREOF; PROVIDED, YOU NOTIFY THE SELLER IN WRITING AT HIS MAIN OFFICE OR BRANCH,
   BY ORDINARY MAIL POSTED, BY TELEGRAM SENT OR BY DELIVERY, NOT LATER THAN MIDNIGHT OF THE THIRD BUSINESS DAY FOLLOWING A PURCHASE UNDER THIS AGREEMENT.


    [ Gantos Logotype & Tear-Out Temporary Charge Card -- Back ]
            ---------------------------------------------
            /                                           /
            /                  GANTOS                   /
            /                                           /
            /    P.O. Box 875, Grand Rapids, MI 49588   /
            /                                           /
            /   Temporary Charge Card Valid Only with   /
            /          Customer Identification          /
            ---------------------------------------------

YOUR BILLING RIGHTS
Keep this notice for future use.

This notice contains important information about your rights and our responsibilities under the Fair Credit Billing Act.

NOTIFY US IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR BILL

If you think your bill is wrong, or if you need more information about a transaction on your bill, write us at Gantos Stores, Inc., 3260 Patterson S.E., P.O. Box 875, Grand Rapids, MI 49588. Attn: Credit Manager.

Write to us as soon as possible. We must hear from you no later than 60 days after we sent you the first bill on which the error or problem appeared. You can telephone us, but doing so will not preserve your rights.

In your letter, give us the following information:

 * Your name and account number.

 * The dollar amount of the suspected error.

 * Describe the error and explain, if you can, why you believe there is an error.

If you need more information, describe the item you are not sure about.

YOUR RIGHTS AND OUR RESPONSIBILITIES
AFTER WE RECEIVE YOUR WRITTEN NOTICE

We must acknowledge your letter within 30 days, unless we have corrected the error by then. Within 90 days, we must either correct the error or explain why we believe the bill was correct. After we receive your letter, we cannot try to collect any amount you question, or report you as delinquent. We can continue to bill you for the amount in question, including finance charges, and we can apply any unpaid amount against your credit limit. You do not have to pay any questioned amount while we are investigating, but you are still obligated to pay the parts of your bill that are not in question.

If we find that we made a mistake on your bill, you will not have to pay any finance charges related to any questioned amount. If we did not make a mistake, you may have to pay finance charges, and you will have to make up any missed payments on the questioned amount. In either case, we will send you a statement of the amount you owe and the date that it is due.

If you fail to pay the amount that we think you owe, we may report you as delinquent. However, if our explanation does not satisfy you and you write to us within ten days telling us that you still refuse to pay, we must tell anyone we report you to that you have a question about your bill. And, we must tell you the name of anyone we reported you to. We must tell anyone we report you to that the matter has been settled between us when it finally is.

If we don't follow these rules, we can't collect the first $50 of the questioned amount, even if your bill was correct.

SPECIAL RULE FOR CREDIT CARD PURCHASES

If you have a problem with the quality of property or services that you purchased with a credit card and you have tried in good faith to correct the problem with us, you may have the right not to pay the remaining amount due on the property or services.